First Quarter 2013 Earnings Conference Call 13 February 2013 Exhibit 99.3 (Furnished herewith) 22

| 1st Quarter 2013 Earnings Conference Call 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 23

| 1st Quarter 2013 Earnings Conference Call 3 First Quarter Overview (in millions of dollars except per share amounts) Q1 2013 Q1 2012 Change Net Sales and Revenues $7,421 $6,767 +10% Net Sales $6,793 $6,119 +11% Net Income Attributable to Deere & Company $650 $533 +22% Diluted EPS $1.65 $1.30 +27% 24

| 1st Quarter 2013 Earnings Conference Call 4 First Quarter Overview Net Sales Equipment operations net sales: Up 11% in Q1 2013 vs. Q1 2012 Price realization: +3 points Currency translation: (1) point 25

| 1st Quarter 2013 Earnings Conference Call 5 Worldwide Agriculture & Turf First Quarter Overview Incremental Margin ~ 25% *Q1 2013 operating profit impacted by: (in millions of dollars) Q1 2013 Q1 2012 Change Net Sales $5,491 $4,724 +16% Operating Profit* $766 $574 +33% Favorable Unfavorable Higher Shipment Volumes Selling, Administrative and General Expenses Price Realization Warranty Costs Production Costs Research and Development Expenses 26

| 1st Quarter 2013 Earnings Conference Call 6 U.S. Commodity Price Estimates Deere & Company Forecast as of 13 February 2013 (Previous Forecast as of 21 November 2012) (dollars per bushel, except cotton, which is dollars per pound) 2011/12 2012/13 Forecast Previous 2012/13 2013/14 Forecast Previous 2013/14 Corn $6.22 $7.00 $7.75 $5.25 $6.00 Wheat $7.24 $8.00 $8.15 $8.00 $7.25 Soybeans $12.50 $14.00 $14.75 $12.50 $13.00 Cotton $.88 $.67 $.68 $.65 $.65 27

(Yield in bushels per acre, except cotton, which is pounds per acre) Acres Planted (millions) Yield 2012/13 Projection 2013/14 Forecast 2012/13 Projection 2013/14 Forecast Corn 97.2 98.0 123.4 161.5 Wheat 55.7 57.0 46.3 45.6 Soybeans 77.2 78.0 39.6 44.4 Cotton 12.3 10.0 866 846 | 1st Quarter 2013 Earnings Conference Call 7 U.S. Acres Planted and Crop Yields Deere & Company Forecast as of 13 February 2013 28

| 1st Quarter 2013 Earnings Conference Call 8 U.S. Farm Cash Receipts Deere & Company Forecast as of 13 February 2013 (Previous Forecast as of 21 November 2012) (in billions of dollars) 2011 2012 Forecast Previous 2012 2013 Forecast Previous2013 Crops $208.3 $214.4 $215.5 $210.7 $223.3 Livestock $166.0 $163.8 $161.5 $171.2 $167.9 Government Payments $10.4 $11.1 $11.2 $11.3 $11.3 Total Cash Receipts $384.7 $389.3 $388.2 $393.2 $402.5 29

Record Farm Cash Receipts expected in 2012 & 2013 Other Farm-Related Income at historic levels in 2011 & 2012 drought years Crop insurance indemnity payments is major component of Other Farm-Related Income | 1st Quarter 2013 Earnings Conference Call 9 U.S. Farm Gross Cash Income Total Cash Receipts Plus Other Farm-Related Income Source: 1998 – 2011: USDA 11 February 2013 2012F – 2013F: Deere & Company Forecast as of 13 February 2013 30

| 1st Quarter 2013 Earnings Conference Call 10 Deere & Company Forecast as of 13 February 2013 Economic Update EU 27 Wet weather conditions in UK negatively impacting demand Financial crisis will continue to impact EU growth While Portugal, Italy, Greece and Spain are in severe recession, Northern European countries are in much better financial condition Overall Ag economy somewhat positive due to high prices and farm income Beef, pork, milk and wheat prices are favorable 31

| 1st Quarter 2013 Earnings Conference Call 11 Deere & Company Forecast as of 13 February 2013 Economic Update Other Selected Markets Commonwealth of Independent States (CIS) Import duties will affect demand in Russia, Kazakhstan and Belarus Farmer sentiment is positive Commodity prices are favorable India Tractor market remains soft Grain production forecast to be down ~ 5% Reserve Bank of India lowered its key policy rate for the first time in nine months to support the economy China Farm modernization supports urbanization and population growth Ag subsidies expected to increase Grain output expected to increase for 9th consecutive year 32

| 1st Quarter 2013 Earnings Conference Call 12 Gross Value of Agricultural Production Brazil Gross Value of Agricultural Production* * In Billions of Brazilian Real Expected to increase ~ 9% in 2013 over prior season 2012 Mix by Crop Source: Actual: MAPA (Brazilian Ministry of Agriculture), January 2013 2013: Deere & Company Forecast as of 13 February 2013 33

| 1st Quarter 2013 Earnings Conference Call 13 Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2013 Deere & Company Forecast as of 13 February 2013 (Previous Forecast as of 21 November 2012) Current Forecast Previous Forecast U.S. and Canada Ag Flat to up 5% ~ Flat EU 27 Ag Down ~ 5% Flat to down 5% South America Ag Up 10-15% Up ~ 10% CIS Countries Ag Down slightly Modestly higher Asia Ag Slightly higher Little-changed U.S. and Canada Turf and Utility Equipment ~ Flat Up ~ 5% 34

| 1st Quarter 2013 Earnings Conference Call 14 Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2013 Forecast Net sales: Up ~ 6% Previous forecast: Up ~ 4% Deere & Company Forecast as of 13 February 2013 (Previous Forecast as of 21 November 2012) 35

| 1st Quarter 2013 Earnings Conference Call 15 Worldwide Construction & Forestry First Quarter Overview (in millions of dollars) Q1 2013 Q1 2012 Change Net Sales $1,302 $1,395 -7% Operating Profit* $71 $124 -43% *Q1 2013 operating profit impacted by: Favorable Unfavorable Price Realization Lower Shipment Volumes Production Costs Product Mix Research and Development Expenses Selling, Administrative and General Expenses 36

U.S. Economic Indicators 2013 Forecast GDP Growth (annual percentage rate)* +1.7% Housing Starts (thousands) 970 Non-Residential Spending Growth (annual percentage rate)* -0.4% Government Spending Growth (annual percentage rate)* -1.7% | 1st Quarter 2013 Earnings Conference Call 16 Worldwide Construction & Forestry Deere & Company Outlook Source: Global Insight, Calendar Year Estimates – January 2013 * Change from prior year in real dollars Fiscal Year 2013 Forecast Net sales: Up ~ 3% Previous forecast: Up ~ 8% Deere & Company Forecast as of 13 February 2013 (Previous Forecast as of 21 November 2012) 37

| 1st Quarter 2013 Earnings Conference Call 17 Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio * Annualized provision for credit losses as of 31 January 2013 38

| 1st Quarter 2013 Earnings Conference Call 18 Worldwide Financial Services First Quarter 2013 Net income attributable to Deere & Company $133 million in Q1 2013 vs. $119 million in Q1 2012 Fiscal Year 2013 Forecast Net income attributable to Deere & Company of ~ $540 million Previous forecast: ~ $500 million Deere & Company Forecast as of 13 February 2013 (Previous Forecast as of 21 November 2012) 39

| 1st Quarter 2013 Earnings Conference Call 19 Consolidated Trade Receivables & Inventory (in millions of dollars) Q1 2013* Actual 2013** Forecast 2013** Previous Forecast A&T $960 $425 $25 C&F $198 $75 $175 Total, as reported $1,158 $500 $200 Total, constant exchange $1,267 $450 $100 * Change at 31 January 2013 vs. 31 January 2012 ** Forecasted change at 31 October 2013 vs. 31 October 2012 Deere & Company Forecast as of 13 February 2013 (Previous Forecast as of 21 November 2012) 40

| 1st Quarter 2013 Earnings Conference Call 20 Cost of Sales as a Percent of Net Sales Equipment Operations Deere & Company Forecast as of 13 February 2013 (Previous Forecast as of 21 November 2012) First Quarter 2013 ~ 74% Fiscal Year 2013 Forecast ~ 74% No change from previous forecast 41

| 1st Quarter 2013 Earnings Conference Call 21 Research & Development Expense Equipment Operations First Quarter 2013 Up ~ 14% vs. Q1 2012 Fiscal Year 2013 Forecast Up ~ 3% vs. FY 2012 No change from previous forecast Deere & Company Forecast as of 13 February 2013 (Previous Forecast as of 21 November 2012) 42

| 1st Quarter 2013 Earnings Conference Call 22 Selling, Administrative & General Expense Equipment Operations First Quarter 2013 Up ~ 10% vs. Q1 2012 Fiscal Year 2013 Forecast Up ~ 7% vs. FY 2012 No change from previous forecast Increases primarily related to growth Deere & Company Forecast as of 13 February 2013 (Previous Forecast as of 21 November 2012) 43

| 1st Quarter 2013 Earnings Conference Call 23 Income Taxes Equipment Operations First Quarter 2013 Effective tax rate: ~ 30% Fiscal Year 2013 Forecast Projected effective tax rate: 34-36% No change from previous forecast Deere & Company Forecast as of 13 February 2013 (Previous Forecast as of 21 November 2012) 44

| 1st Quarter 2013 Earnings Conference Call 24 Continued Strong Operating Performance Equipment Operations Fiscal Year Cash Flows from Operations * No change from previous forecast Deere & Company Forecast as of 13 February 2013 (Previous Forecast as of 21 November 2012) $ Billions ~ 45

| 1st Quarter 2013 Earnings Conference Call 25 2013 Company Outlook Second Quarter 2013 Forecast Net sales: Up ~ 4% vs. Q2 2012 Price realization: ~ +2 points Currency translation: ~ (1) point Fiscal Year 2013 Forecast Net sales: Up ~ 6% vs. FY 2012 Price realization: ~ +3 points Previous forecast: Up ~ 5% vs. FY 2012 Price realization: ~ +3 points Net income attributable to Deere & Company of ~ $3.3 billion Previous forecast ~ $3.2 billion Deere & Company Forecast as of 13 February 2013 (Previous Forecast as of 21 November 2012) 46

| 1st Quarter 2013 Earnings Conference Call 26 Appendix 47

The John Deere Strategy OUR PURPOSE: Committed to those linked to the land OUR ASPIRATIONS Realizing sustainable SVA growth through global expansion Global Agricultural Equipment Solutions Preeminence Globally Diverse Construction Equipment Solutions $50B Sales (2018 @ Mid-Cycle) 12% Operating Margins (2014 @ Mid-Cycle) 2.5 Asset Turns (2018 @ Mid-Cycle)INTEGRATED ENTERPRISE Leveraging the strengths and unique capabilities of three types of businesses Global Growth Businesses Complementary Businesses Supporting Businesses CRITICAL SUCCESS FACTORS Developing the capabilities essential to reaching our goals Deep Customer Understanding Deliver Customer Value World-Class Distribution System Grow Extraordinary Global Talent FOUNDATIONAL SUCCESS FACTORS Building on the core strengths that have guided our success Exceptional Operating Performance Disciplined SVA Growth Aligned High-Performance Teamwork MEASURES Delivering results today, with each business, while building for the future Performance Health JOHN DEERE VALUES Unwavering adherence to the values that unite-and differentiate-us Integrity Quality Commitment Innovation 27 1st Quarter 2013 Earnings Conference Call 48

| 1st Quarter 2013 Earnings Conference Call 28 January 2013 Retail Sales EU 27 Deere* Tractors  double digits Combines double digits U.S. and Canada Deere* Selected Turf & Utility Equipment  a single digit * Based on internal sales reports U.S. and Canada – Construction & Forestry Deere* First-in-the-Dirt  a single digit Settlements ~ flat 49

| 1st Quarter 2013 Earnings Conference Call 29 Pension and OPEB Expense First Quarter 2013 ~ Flat vs. Q1 2012 Fiscal Year 2013 Forecast Up ~ $90 million vs. FY 2012 Previous forecast: Up ~ $70 million vs. FY 2012 Deere & Company Forecast as of 13 February 2013 (Previous Forecast as of 21 November 2012) 50

| 1st Quarter 2013 Earnings Conference Call 30 Other Information Equipment Operations Fiscal Year 2013 Forecast Capital Expenditures: ~ $1.3 billion No change from previous forecast Depreciation and Amortization: ~ $725 million Previous forecast: ~ $700 million Pension/OPEB Contributions: ~ $550 million No change from previous forecast Deere & Company Forecast as of 13 February 2013 (Previous Forecast as of 21 November 2012) 51

Deere Use-of-Cash Priorities | 1st Quarter 2013 Earnings Conference Call 31 Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our financial services operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing 52

| 1st Quarter 2013 Earnings Conference Call 32 Sources and Uses of Cash Fiscal 2004–2012 Equipment Operations Source: Deere & Company SEC filings = Source of Cash = Use of Cash ~60% of cash from operations returned to shareholders (1) Other includes proceeds from maturities and sales of marketable securities and purchases of marketable securities and reconciliation for non-cash items including excess tax benefits from share-based compensation and the effect of exchange rates on cash and cash equivalents 53

| 1st Quarter 2013 Earnings Conference Call 33 Deere Quarterly Dividends Declared* Q1 2003 – Q1 2013 * Adjusted for 2 for 1 stock split on 26 November 2007 ** See revised John Deere Strategy in Appendix Dividend raised 64% since launch of the revised John Deere Strategy in 2010** 54

| 1st Quarter 2013 Earnings Conference Call 34 Share Repurchase As Part of Publicly Announced Plans Cumulative cost of repurchases 2004-1Q2013: ~ $9.3 billion Amount remaining on May 2008 authorization of $5 billion: ~ $2.4 billion 31 January 2013 period ended shares: ~ 389.6 million 1Q2013 average diluted shares: ~ 4.6 million Shares repurchased 2004-1Q2013: ~ 161.8 million Average repurchase price 2004-1Q2013: $57.30 * All shares adjusted for two-for-one stock split effective 26 November 2007 ** Rounded totals for each period – sum may not tie to cumulative cost of repurchases 2004-1Q2013 Actual Shares Repurchased* (in millions) Total Amount** (in billions) 2004 5.9 $0.2 2005 27.7 $0.9 2006 34.0 $1.3 2007 25.7 $1.5 2008 21.2 $1.7 2009 0.0 $0.0 2010 5.2 $0.4 2011 20.8 $1.7 2012 20.2 $1.6 2013 YTD 1.1 $0.1 55

U.S. Farm Prices | 1st Quarter 2013 Earnings Conference Call 35 Source: Actual Data: USDA Forecast Data: Deere & Company Forecast as of 13 February 2013 56

| 1st Quarter 2013 Earnings Conference Call 36 World Farm Fundamentals Global Stocks-To-Use Ratios Source: USDA – 8 February 2013 Cotton Wheat Corn Soybeans 57

| 1st Quarter 2013 Earnings Conference Call 37 U.S. Net Farm Cash Income Deere & Company Forecast as of 13 February 2013 (Previous Forecast as of 21 November 2012) (in billions of dollars) 2011 2012 Forecast Previous 2012 2013 Forecast Previous 2013 Total Cash Receipts $384.7 $389.3 $388.2 $393.2 $402.5 Other Farm-Related Income $26.1 $40.0 $38.0 $26.0 $26.0 Gross Cash Income $410.8 $429.3 $426.2 $419.2 $428.5 Cash Expenses ($276.1) ($294.2) ($294.2) ($295.0) ($300.0) Net Cash Income $134.7 $135.1 $132.0 $124.2 $128.5 58

Deere’s second quarter 2013 conference call is scheduled for 9:00 a.m. central time on Wednesday, May 15, 2013 59